PROVIDENCE SERVICE CORP Q2:2019 EARNINGS CALL PRESENTATION August 8, 2019

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL INFORMATION Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2018. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise. Non-GAAP Financial Information In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA and Adjusted EBITDA for the Company and its operating segments, Adjusted EBITDA for the NET Services segment, excluding certain corporate costs, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization, (2) equity in net earnings or losses of investees, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) certain transaction and related costs and (5) asset impairment charges. Adjusted Net Income is defined as income (loss) from continuing operations, net of tax, before certain items, including (1) restructuring and related charges, (2) equity in net earnings or losses of investees, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) intangible amortization expense, (5) gain or loss on sale of equity investments, (6) the non- recurring impact of the Tax Cuts and Jobs Act, (7) excess tax charges associated with long-term incentive plans, (8) the impact of adjustments on non-controlling interests, (9) certain transaction and related costs, (10) the income tax impact of such adjustments and (11) asset impairment charges. Adjusted EBTIDA for the NET Services segment, excluding certain corporate costs, is calculated as NET Services Adjusted EBITDA, less certain continuing corporate and other overhead expenses, including those previously included in our Corporate and Other segment. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock and (2) income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business. 2

Q2:2019 HIGHLIGHTS • Q2:2019 Revenue up 5.9% compared to Q2:2018 Revenue • NET Services: New State Contract in WV and MCO contracts in Indiana and Louisiana and higher utilization on non full-risk contracts Growth • Matrix(1) : Home solution continues to exceed internal expectations driven by strong membership growth and greater visit yields • Adjusted EBITDA(2) of $5.8mm; NET Services Adjusted EBITDA excluding certain corporate costs(2) of $7.3mm • Margins impacted by a confluence of higher utilization and industry headwinds • Management successfully secured $10mm of transportation cost savings and Profitability $12mm of pricing increases to benefit second half results • Re-aligned transportation operations to reinstate market-level oversight which were challenged by Company’s transition to a centralized operating model • Matrix(1) : Achieved Adj. EBITDA margin 19.0% versus 20.9% prior year due to lower Mobile visits, partially offset by reduced costs and higher Home visits • Adj. EPS(2) of $0.07 • Completed organizational consolidation, on target to achieve at least $10mm of run- rate savings Capital • Certain Corporate costs (formerly holding company costs)(2) in Q2:2019 of $1.5mm Allocation versus $6.0mm in prior year period • Authorization of new $100.0mm share repurchase program (expires on 12/31/19) • Extended $200.0mm credit facility to 8/2/2020 (1) Providence’s interest in Matrix is accounted for as an equity method investment. Matrix’s full financial results are not included within Providence’s consolidated results. (2) See appendix for a reconciliation of non-GAAP financial measures. 3

Q2:2019 HIGHLIGHTS % FYE FYE LTM $Millions Q2:19 Q2:18 Growth 2018 2017 Q2:19 Revenue $ 363.9 $ 343.7 5.9% $ 1,385.0 $ 1,318.2 $ 1,436.3 Transportation Expense (i.e. Purchased Services) $ 297.4 $ 269.8 $ 1,055.3 $ 1,009.5 $ 1,118.5 % of Rev 81.7% 78.5% 76.2% 76.6% 77.9% Key Financial Other Costs (Offset by Add-backs) $ 59.2 $ 57.3 $ 237.2 $ 223.4 $ 241.5 % of Rev 16.3% 16.7% 17.1% 16.9% 16.8% Metrics NET Services Adj. EBITDA (Exc. Certain Corp Costs) (1) $ 7.3 $ 16.6 $ 92.5 $ 85.3 $ 76.2 (1) % Margin 2.0% 4.8% 6.7% 6.5% 5.3% Certain Corporate Costs (2) (1.5) (6.0) (19.7) (25.8) (13.0) Adjusted EBITDA (1) $ 5.8 $ 10.6 $ 72.8 $ 59.5 $ 63.2 (1) % Margin 1.6% 3.1% 5.3% 4.5% 4.4% • Management focused on oversight of market-level transportation expense • Continue working with state & managed care organization (MCO) clients to true-up contractual rates with costs 2019 • Lay the groundwork on adjacent growth opportunities (Medicare, Commercial, VA, Focus etc.) • Continued rollout of the Circulation platform across call centers. Roll out is on target with substantially all sites operational by the end of 2021 (1) See appendix for a reconciliation of non-GAAP financial measures. (2) Costs represents the continuing corporate and other overhead expenses previously included in our Corporate and Other segment. See appendix for further explanation and a reconciliation to the most comparable GAAP financial measures. 4

MATRIX INVESTMENT • For Q2:19, Matrix achieved Adjusted EBITDA of $13.7 million or 19.0% of revenue • Completed integration of HealthFair and rolled out a new organizational structure • Operations were reorganized from a segment-based business to an integrated product-based platform consisting of ‘Home’, ‘Mobile’ and ‘Innovation’ solutions Q2:2019 Highlights • Matrix continues to exceed its internal expectations, despite a volume churn setback at the onset of the year • Home outperformed with incremental volume driven by higher organic membership growth, higher yield and new logo sales momentum, Mobile saw indications of a potentially stronger second half % FYE FYE LTM $Millions Q2:19 Q2:18 Growth 2018 2017 Q2:19 Revenue $ 72.2 $ 78.4 -7.9% $ 282.1 $ 227.9 $ 275.4 Key Financial (2) (1) Adjusted EBITDA $ 13.7 $ 16.4 $ 56.7 $ 51.7 $ 53.8 Metrics (2) % Margin 19.0% 20.9% 20.1% 22.7% 19.5% Capex $ 2.7 $ 3.1 $ 10.3 $ 11.0 $ 9.8 Net Debt $ 294.5 $ 307.2 (1) Providence’s interest in Matrix is accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated financials. (2) See appendix for a reconciliation of non-GAAP financial measures. 5

CASH FLOW UPDATE FYE FYE LTM $Millions Q2:19 Q2:18 2018 2017 Q2:19 Cash Flow Before Working Capital $ 4.9 $ 7.0 $ 48.2 $ 42.8 $ 39.9 Working Capital Changes (20.7) (40.5) (40.3) 12.2 (1.0) Cash Provided By Operations $ (15.8) $ (33.5) $ 7.9 $ 55.0 $ 38.9 Capex (Continuing Operations) $ 2.6 $ 3.0 $ 10.8 $ 15.4 $ 9.8 Cash flow • As expected, Q2:19 cashflow impacted by working capital timing. Due to bi-weekly transportation provider payment cycle, every year there is an additional transportation provider payment in Q2 and Q4 6

BALANCE SHEET UPDATE $Millions Q2:19 Q1:19 Q4:18 Q4:17 Q4:16 Cash $ 29.8 $ 46.7 $ 8.0 $ 95.3 $ 72.3 Debt $ - $ - $ - $ - $ - Matrix Carrying Value $ 157.9 $ 159.5 $ 161.5 $ 169.7 $ 157.2 Shares Outstanding (mm) 15.0 14.9 14.8 15.4 15.9 Shares outstanding equals common shares outstanding plus total preferred shares on an as-converted basis. As of 8/5/19 shares outstanding equaled 15.0mm. 7

APPENDIX

ADJUSTED EBITDA RECONCILIATION (Continuing Ops) FYE FYE LTM $Millions Q2:19 Q2:18 2018 2017 Q2:19 Revenue $ 363.9 $ 343.7 $ 1,385.0 $ 1,318.2 $ 1,436.3 Income/(Loss) from Cont Ops (3.4) 2.0 18.2 51.1 6.2 Interest Expense, Net 0.3 0.2 1.8 1.2 1.8 Income Tax Provision/(Benefit) (1.4) 1.1 4.7 4.0 1.0 Depreciation and Amortization 4.4 3.7 15.8 13.6 17.3 EBITDA (1) $ (0.1) $ 7.0 $ 40.5 $ 69.9 $ 26.3 Asset Impairment - 0.7 14.2 - 13.5 Transaction Expense 3.0 0.1 7.2 - 11.5 Restructuring and Related Expense 1.7 2.5 8.7 1.9 10.2 Value Enhancement Initiative Implementation - 0.3 2.8 6.1 1.7 Equity in Net Loss/(Gain) of Investee 1.3 0.2 6.2 (13.4) 6.6 (Gain) on Remeasure of Cost Method Investment - - (6.6) - (6.6) Litigation Expense - (0.2) (0.2) (5.0) (0.0) Adjusted EBITDA (2) $ 5.8 $ 10.6 $ 72.8 $ 59.5 $ 63.2 % Margin 1.6% 3.1% 5.3% 4.5% 4.4% (1) For Q2:2018, $334k of transaction costs related to sale of WD Services moved from Continuing Operations to Discontinued Operations. (2) For Q2:2018, $140k of Corporate transaction expense included as an additional add-back. 9

ADJUSTED EBITDA RECONCILIATION (MATRIX) (1) LTM $ Millions Q2:19 Q2:18 FYE 2018 FYE 2017 Q2:19 Revenue $ 72.2 $ 78.4 $ 282.1 $ 227.9 $ 275.4 Net (loss)/income (3.7) (0.9) (20.0) 26.7 (18.8) Interest expense, net 6.4 5.9 26.0 14.8 22.5 Income tax benefit (1.2) (0.4) (7.1) (29.6) (6.6) Depreciation and amortization 11.3 9.4 43.1 33.5 47.2 EBITDA $ 12.8 $ 14.0 $ 42.0 $ 45.4 $ 44.3 Management fee 0.6 0.7 4.9 2.3 2.4 Transaction costs 0.3 0.1 3.3 4.0 1.4 Integration expense 0.0 1.6 6.5 - 5.7 Adjusted EBITDA $ 13.7 $ 16.4 $ 56.7 $ 51.7 $ 53.8 % Margin 19.0% 20.9% 20.1% 22.7% 19.5% Reconciliation of Matrix Net Income to Equity Income (Loss) of Investee (2) Matrix Net Income standalone $ (3.7) $ (0.9) $ (20.0) $ 26.7 $ (18.8) Divided by Providence share (3) 43.6% 43.6% 43.6% 46.6% 43.6% Equity in net (loss) gain of investee $ (1.6) $ (0.4) $ (8.7) $ 12.4 $ (8.2) Management fee and other 0.3 0.2 2.5 1.0 1.5 Net (loss) gain - equity investment $ (1.3) $ (0.2) (6.2) $ 13.4 $ (6.7) (1) Represents 100% of Matrix’s results including the results of HealthFair since its acquisition of February 16, 2018. Providence’s retained equity interest is now accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated results in any period presented. (2) A reconciliation has been provided to bridge from the income from Equity in net (loss)gain of investee to Matrix’s standalone Net Income. (3) For FYE 2017, % Equity Interest represents Providence’s equity interest in Matrix as of December 31, 2017. It should be noted that Providence’s equity interest in Matrix decreased from 46.8% to 46.6% primarily due to a rollover of management bonuses into equity during Q3:2017. In addition, Providence’s equity interest in Matrix decreased to 43.6% following the rollover of certain HealthFair equity interests related to the acquisition during Q1:2018. 10

NET SERVICES ADJUSTED EBITDA RECONCILIATION Q2:2019 Q2:2018 Less: NET Services Less: NET Services Certain Corp Certain Corp Exc. Certain Exc. Certain (1) (1) $Millions NET Services Costs Corp Costs NET Services Costs Corp Costs Revenue $ 363.9 $ - $ 363.9 $ 343.7 $ - $ 343.7 Income from Cont Ops after Income Taxes (2.2) (4.4) 2.2 2.1 (8.6) 10.7 Interest Expense, Net 0.3 - 0.3 0.2 - 0.2 Provision For Income Taxes (1.3) - (1.3) 1.1 - 1.1 Depreciation and Amortization 4.4 0.1 4.3 3.7 0.2 3.5 EBITDA $ 1.2 $ (4.3) $ 5.5 $ 7.2 $ (8.4) $ 15.6 Restructuring and Related Expense 1.7 1.3 0.4 2.8 2.5 0.3 Transaction Expense 3.0 1.6 1.4 0.1 0.1 - Adjusted EBITDA $ 5.8 $ (1.5) $ 7.3 $ 10.6 $ (6.0) $ 16.6 % Margin 1.6% 2.0% 3.1% 4.8% FYE 2018 FYE 2017 LTM Q2:2019 Less: Less: Less: NET Services NET Services NET Services Certain Corp Certain Corp Certain Corp Exc. Certain Exc. Certain Exc. Certain (1) (1) (1) $Millions NET Services Costs Corp Costs NET Services Costs Corp Costs NET Services Costs Corp Costs Revenue $ 1,385.0 $ - $ 1,385.0 $ 1,318.2 $ - $ 1,318.2 $ 1,436.3 $ - $ 1,436.3 Income from Cont Ops after Income Taxes 22.8 (19.5) 42.3 41.1 (0.5) 41.7 11.3 (15.1) 26.4 Interest Expense, Net 1.8 1.7 0.0 1.2 1.1 0.1 1.8 1.7 0.1 Provision For Income Taxes 6.2 (7.8) 14.1 0.5 (23.5) 24.0 2.5 (7.8) 10.3 Depreciation and Amortization 15.8 0.8 15.0 13.6 0.3 13.3 17.3 0.8 16.6 EBITDA $ 46.7 $ (24.8) $ 71.5 $ 56.5 $ (22.6) $ 79.0 $ 33.0 $ (20.4) $ 53.4 Asset Impairment 14.2 - 14.2 - - - 13.5 - 13.5 Gain on Reimeaurement (6.6) (6.6) - - - - (6.6) (6.6) - Restructuring and Related Expense 11.5 8.4 3.2 8.0 1.7 6.3 11.9 8.5 3.4 Litigation income (0.2) (0.2) - (5.0) (5.0) - (0.0) (0.0) 0.0 Transaction Expense 7.2 3.6 3.6 - - - 11.5 5.6 5.9 Adjusted EBITDA $ 72.8 $ (19.7) $ 92.5 $ 59.5 $ (25.8) $ 85.3 $ 63.2 $ (13.0) $ 76.2 % Margin 5.3% 6.7% 4.5% 6.5% 4.4% 5.3% Certain corporate costs are comprised of certain continuing corporate and other overhead expenses, including those previously included in our Corporate and Other segment. In April 2018, the Company announced plans of an organizational consolidation to integrate substantially all activities and functions performed at the holding company into NET Services. As a result of the organizational consolidation, effective January 1, 2019, the Company’s Corporate and Other segment was combined with the NET Services segment. These costs after adjusting for ‘Restructuring and Related Expense’ represent the on-going costs to maintain certain executive, accounting, finance, internal audit, tax, legal, strategic and development functions and the Company’s Captive Insurance Company. 11

ADJUSTED NET INCOME / EPS $Millions, Except Per Share Amounts Q2:19 (Loss) from Continuing Operations, Net of Tax $ (3.4) Restructuring and Related Expense 1.7 Transaction Expenses 3.0 Equity in Net Loss of Investee 1.3 Amortization 1.6 Tax Impact of Adjustments (2.0) Adjusted Net Income $ 2.2 Dividends on Convertible Preferred Stock (1.1) Income Allocated to Participating Securities (0.2) Adjusted Net Income to Common Stockholders $ 0.9 Adjusted EPS $ 0.07 Diluted Weighted-Average Common Shares Outstanding (mm) 13.0 12